EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 2000 incorporated by reference in Southwest Gas Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement on Form S-3.




                                                     ARTHUR ANDERSEN LLP




Las Vegas, Nevada
December 15, 2000